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                                                                    EXHIBIT 10.5

                             SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of June 30, 2003 (this "Agreement"), among Applied Digital Solutions, Inc., a Missouri corporation
 ---------
(the "Company") and Computer Equity Corporation, a Delaware corporation
      -------
(collectively with the Company, the "Debtor") and the signatories hereto,
                                     ------
their endorsees, transferees and assigns (collectively referred to as, the "Secured Parties").
 ---------------

                            W I T N E S S E T H:

            WHEREAS, pursuant to the Company's 8.5% Convertible Exchangeable Debentures, due November 1, 2005 (the "Debentures"), issued pursuant that
                                       ----------
certain Securities Purchase Agreement, dated the date of this Agreement, by and among the Company and the Secured Parties (the "Purchase Agreement"),
                                                    ------------------
the Secured Parties have agreed to extend the loan to the Debtor evidenced by the Debentures; and

            WHEREAS, in order to induce the Secured Parties to extend the loan evidenced by the Debentures, the Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties a first priority security interest in all of the accounts receivable of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Debentures.

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

                  (a) "Collateral" means the collateral in which the Secured
                       ----------
            Parties are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

                           (i) All Receivables of the Debtor including all
                  insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor


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                  vehicles and trucks which any of the same may represent,
                  and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

                           (ii) All of the Debtor's documents, instruments
                  and chattel paper, files, records, books of account, business papers, computer programs relating to and the products and proceeds of all of the foregoing Collateral set forth above.

                           (iii) A current schedule of all Receivables as of
                  a date close to June 30, 2003 is attached hereto as
                  Schedule X.

                  (c) "Obligations" means all of the Debtor's obligations
                       -----------
            under this Agreement, the Debentures and any other agreements or obligations undertaken by the Company to the Secured Parties, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

                  (d) "UCC" means the Uniform Commercial Code and or any
                       ---
            other applicable law of any jurisdiction (including, without limitation, the state of California) as to any Collateral located therein.

            2. GRANT OF SECURITY INTEREST. As an inducement for the Secured Parties to extend the loan as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing first priority security interest in, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security
                                                          --------
Interest").
--------

            3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE DEBTOR. Each Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

                  (a) The Debtor has the requisite corporate power and
            authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor.

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                  (b) The Debtor represents and warrants that they have no
            place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached
                                                      ----------
            hereto.

                  (c) Except as set forth on Schedule B attached hereto, the
                                             ----------
            Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

                  (d) No part of the Collateral has been judged invalid or
            unenforceable. No written claim has been received that any Collateral or Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) The Debtor shall at all times maintain their
            respective books of account and records relating to the Collateral at their respective principal place of business and their respective Collateral at the locations set forth on Schedule A
                                                                ----------
            attached hereto and may not relocate such books of account and records or tangible Collateral unless they deliver to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties a valid, perfected and continuing liens in the Collateral.

                  (f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of financing


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            statements pursuant to the UCC with the proper filing and
            recording agencies in the jurisdictions indicated on Schedule C,
                                                                 ----------
            attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Debtor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Debtor or (ii) for the perfection of or exercise by the Secured Parties of its rights and remedies hereunder.

                  (g) On the date of execution of this Agreement, the Debtor authorizes the Representative of the Secured Parties to file one or more financing statements under the UCC with respect to the Security Interest with the proper filing and recording agencies in the jurisdictions indicated on Schedule C, attached hereto and in
                                           ----------
            such other jurisdictions as may be requested by the Secured
            Parties.

                  (h) The execution, delivery and performance of this
            Agreement by the Debtor does not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Debtor's debt or otherwise) or other understanding to which Debtor is a party or by which any property or asset of the Debtor is bound or affected. No consent (including, without limitation, from stockholders or creditors of the Debtor) is required for the Debtor to enter into and perform its obligations hereunder.

                  (i) The Debtor shall at all times maintain the liens and
            Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. The Debtor hereby agrees to defend the same against any and all persons. The Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, the Debtor will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                  (j) The Debtor will not transfer, pledge, hypothecate,
            encumber, license (except for non-exclusive licenses granted by a Debtor in its ordinary course of


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            business and sales of inventory), sell or otherwise dispose of any of the Collateral without the prior written consent of a majority in interest of the Secured Parties.

                  (k) The Debtor shall keep and preserve its Equipment,
            Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

                  (l) The Debtor shall, within ten (10) days of obtaining
            knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                  (m) The Debtor shall promptly execute and deliver to the
            Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

                  (n) The Debtor shall permit the Secured Parties and their
            representatives and agents to inspect the Collateral at any commercially reasonable time, and to make copies of records pertaining to the Collateral as may be requested by a Secured Party from time to time.

                  (o) The Debtor shall take all steps reasonably necessary
            to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                  (p) The Debtor shall promptly notify the Secured Parties
            in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                  (q) All information heretofore, herein or hereafter
            supplied to the Secured Parties by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

                  (r) The Debtor shall at all times preserve and keep in
            full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

                  (s) The Debtor will not change its name, corporate
            structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written


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            notice to the Secured Parties of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the Security Interest granted and evidenced by this Agreement.

                  (t) The Debtor may not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the Security Interest granted and evidenced by this Agreement.

            4. DEFAULTS. The following events shall be "Events of Default":

                  (a) The occurrence of an Event of Default (as defined in
            the Debenture) under the Debenture;

                  (b) Any representation or warranty of a Debtor in this
            Agreement shall prove to have been incorrect in any material respect when made;

                  (c) The failure by a Debtor to observe or perform any of
            its obligations hereunder for five (5) business days after delivery to such Debtor of notice of such failure by or on behalf of a Secured Party; or

                  (c) If any provision of this Agreement shall at any time
            for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by a Debtor, or a proceeding shall be commenced by a Debtor, or by any governmental authority having jurisdiction over a Debtor, seeking to establish the invalidity or unenforceability thereof, or a Debtor shall deny that a Debtor has any liability or obligation purported to be created under this Agreement.

            5. Duty To Hold In Trust. Upon the occurrence of any Event of
               ---------------------
Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debenture or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their initial purchases of Debentures for application to the satisfaction of the Obligations.

            6. Rights and Remedies Upon Default. Upon the occurrence of any
               --------------------------------
Event of Default and at any time thereafter, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Parties shall have the following rights and powers:

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                  (a) The Secured Parties shall have the right to take
            possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Secured Parties, without rent, all of the Debtor's respective premises and facilities for the purpose of the Secured Parties taking possession of, removing or putting the Collateral in saleable or disposable form.

                  (b) The Secured Parties shall have the right to assign,
            sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

            7. Applications of Proceeds. The proceeds of any such sale,
               ------------------------
lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro-rata in proportion to each Secured Party's initial purchases of Debentures, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum or the lesser amount permitted by applicable law (the "Default Rate"), and the reasonable fees of
                                  ------------
any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties. Upon the receipt of any proceeds hereunder by a Secured Party, such Secured Party shall, upon receipt of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debenture or otherwise, or of any check, draft, Debenture, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the


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same in trust for the other Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties in such amounts as is required hereunder.

            8. Costs and Expenses. The Debtor agrees to pay all reasonable
               ------------------
out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtor will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

            9. Responsibility for Collateral. The Debtor assumes all
               -----------------------------
liabilities and responsibility in connection with all Collateral, and the Obligations in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

            10. Security Interest Absolute. All rights of the Secured
                --------------------------
Parties and all Obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable


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preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Debtor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

            11. Term of Agreement. The Security Interest as to a Secured
                -----------------
Party shall terminate on the earlier of (i) the date on which such Secured Party no longer holds any principal amount of the original Debentures purchased by such Secured Party or (ii) the date that the Purchasers' Representative, acting on behalf of all Secured Parties as their duly authorized agent, shall release the lien of the Secured Parties on the Collateral in favor of a subsequent commercial lender to the Company on terms reasonably satisfactory to the Purchaser's Representative, so long as the Registration Statement is then effective. Upon such termination, the Secured Parties, at the request and at the expense of the Debtor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

            12. Power of Attorney; Further Assurances.
                -------------------------------------

                  (a) The Debtor authorizes the Secured Parties, and does
            hereby make, constitute and appoint the Secured Parties and their respective officers, agents, successors or assigns with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in the name of the Secured Parties or the Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any Debentures, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties;
            (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the expense of the Debtor, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an


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            interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                  (b) On a continuing basis, the Debtor will make, execute,
            acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C, attached hereto, all such instruments, and take all
            ----------
            such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral under the UCC.

                  (c) The Debtor hereby irrevocably appoints the Secured
            Parties as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law.

            13. Notices. All notices, requests, demands and other
                -------
communications hereunder shall be subject to the notice provision of the Purchase Agreement.

            14. Other Security. To the extent that the Obligations are now
                --------------
or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

            15. Miscellaneous.
                -------------

                  (a) No course of dealing between the Debtor and the
            Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of the Secured Parties
            with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

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                  (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                  (d) In the event that any provision of this Agreement is
            held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                  (e) No waiver of any breach or default or any right under
            this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                  (f) This Agreement shall be binding upon and inure to the
            benefit of each party hereto and its successors and assigns, including, without limitation, any successor to either Debtor by statutory merger.

                  (g) Each party shall take such further action and execute
            and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) All questions concerning the construction, validity,
            enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debenture (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and

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            agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

                  (i) This Agreement may be executed in any number of
            counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                         ***************************


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            IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement to be duly executed on the day and year first above written.

          DEBTOR:                   APPLIED DIGITAL SOLUTIONS, INC.


                                    By: /s/ Scott Silverman
                                       -------------------------------------
                                       Name: Scott Silverman
                                       Title: CEO

                                    COMPUTER EQUITY CORPORATION

                                    By: /s/ Kevin McLaughlin
                                       -------------------------------------
                                       Name: Kevin McLaughlin
                                       Title: SVP

SECURED PARTIES:
MIDSUMMER INVESTMENT, LTD.                     Address for Notice:
                                               ------------------
For itself and as Purchasers' Representative   C/o Midsummer Capital, LLC
Under the Purchase Agreement                   485 Madison Avenue, 23rd Floor
                                               New York, New York 10022
By: /s/ Scott Kaufman                          Tel: (212) 584-2140
   -------------------------------------       Fax: (212) 584-2142
   Scott Kaufman                               Attn: Michel A. Amsalem
   Authorized Signatory


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                                 SCHEDULE A

Principal Place of Business of Debtor:

         Applied Digital Solutions, Inc.
         400 Royal Palm Way, Suite 410
         Palm Beach, FL 33480

         Computer Equity Corporation
         4500 Southgate Place, Suite 300
         Chantilly, VA 20151

Locations Where Collateral is Located or Stored:

            Same as above.


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


                                 SCHEDULE B


UCC financing statements are in place in favor of IBM Credit LLC, all of which (upon Closing) IBM Credit LLC has a contractual and legal obligation to terminate promptly.


                                     15

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                                 SCHEDULE C

                                  Delaware

                                   Florida

                                  Missouri



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